UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

DATE OF REPORT (Date of Earliest Event Reported): March 9, 2006

Granite Broadcasting Corporation

(Exact name of registrant as specified in its charter)

Commission File No. 0-19728

Delaware	13-3458782
(State or other Jurisdiction of incorporation)	(I.R.S. Employer
Identification No.)

767 Third Avenue, 34th Floor

New York, New York 10017

(212) 826-2530

(Address, including Zip Code, and Telephone Number,

including Area Code of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Malara Broadcast Group, Inc. (“Malara”) entered into a first amendment to credit agreement and consent (the “Amendment”), dated as of March 9, 2006, by and among Malara, Malara Broadcast Group of Duluth LLC, Malara Broadcast Group of Duluth Licensee LLC, Malara Broadcast Group of Fort Wayne LLC, Malara Broadcast Group of Fort Wayne Licensee LLC, the financial institutions listed on the signature pages thereof, and D.B. Zwirn Special Opportunities Fund, L.P., which was made with reference to the Credit Agreement dated as of March 8, 2005. The Amendment reduced the annual maximum consolidated capital expenditure limits and reserve requirements and modified the manner in which unused capital expenditure reserves for any fiscal year may be applied. The description of the Amendment contained herein is qualified in its entirety by reference to the copy of the Amendment filed as Exhibit 4.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 8.01. Other Events.

On May 31, 2006, Granite Broadcasting Corporation (the “Company”) issued a press release announcing that it expects to make its June 1, 2006 interest payment of $19.7 million on its 9¾% Senior Secured Notes Due 2010 (the “Notes”) within the 30-day grace period provided in the indenture governing the Notes. A copy of Granite’s press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.             Description of Exhibit

4.1/a                                                                       First Amendment to Credit Agreement and Consent, dated as of March 9, 2006, by and among Malara Broadcast Group Inc., Malara Broadcast Group of Duluth LLC, Malara Broadcast Group of Duluth Licensee LLC, Malara Broadcast Group of Fort Wayne LLC, Malara Broadcast Group of Fort Wayne Licensee LLC, the financial institutions listed on the signature pages thereof, and D.B. Zwirn Special Opportunities Fund, L.P.

99.1                                                                           Granite Broadcasting Corporation Press Release dated May 31, 2006

_______________

/a                                      Neither the Company nor any of its subsidiaries is party to this amendment or the underlying credit agreement; however, because the results of Malara Broadcast Group Inc., Malara Broadcast Group of Duluth LLC, Malara Broadcast Group of Duluth Licensee LLC, Malara Broadcast Group of Fort Wayne LLC and Malara Broadcast Group of Fort Wayne Licensee LLC are consolidated with the results of the Company for financial reporting purposes, this amendment to the credit agreement of these entities is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE BROADCASTING CORPORATION

Dated: May 31, 2006	By:	/s/ Lawrence I. Wills
Lawrence I. Wills
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.             Description

4.1/a                                                                       First Amendment to Credit Agreement and Consent, dated as of March 9, 2006, by and among Malara Broadcast Group Inc., Malara Broadcast Group of Duluth LLC, Malara Broadcast Group of Duluth Licensee LLC, Malara Broadcast Group of Fort Wayne LLC, Malara Broadcast Group of Fort Wayne Licensee LLC, the financial institutions listed on the signature pages thereof, and D.B. Zwirn Special Opportunities Fund, L.P.

99.1                                                                           Granite Broadcasting Corporation Press Release dated May 31, 2006

_______________

/a                                      Neither the Company nor any of its subsidiaries is party to this amendment or the underlying credit agreement; however, because the results of Malara Broadcast Group Inc., Malara Broadcast Group of Duluth LLC, Malara Broadcast Group of Duluth Licensee LLC, Malara Broadcast Group of Fort Wayne LLC and Malara Broadcast Group of Fort Wayne Licensee LLC are consolidated with the results of the Company for financial reporting purposes, this amendment to the credit agreement of these entities is filed herewith.